LCNB CORP.

Investor Presentation

Second Quarter 2026

NASDAQ: LCNB



LCNB Operations Center, Lebanon OH

Forward Looking

This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "plan," "intend," "target," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:

- changes in competitive and market factors that might affect our results of operations;
- changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards;
- changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
- our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
- the timing of acquisition or investment transactions;
- local, regional and national economic conditions and events and the impact they may have on us and our customers;
- targeted or estimated returns on assets and equity, growth rates and future asset levels;
- our ability to attract deposits and other sources of liquidity and capital;
- changes in the financial performance and/or condition of our borrowers;
- changes in the level of non-performing and classified assets and charge-offs;
- changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers' payment behavior and creditworthiness;
- changes in our capital structure resulting from future capital offerings or acquisitions;
- inflation, interest rate, securities market and monetary fluctuations;
- the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;
- timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
- changes in consumer spending, borrowing and saving habits;
- technological changes;
- our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
- volatility in the credit and equity markets and its effect on the general economy;
- the potential for customer fraud;
- effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
- the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
- our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and
- material differences in the actual financial results of merger and acquisition activities compared with expectations.

These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

LCNB
CORP.

About LCNB


LEBANON CITIZENS
NATIONAL BANK
BUILDING ENTRANCE

Company Overview

Over 145-year Legacy of Stability and Consistent Performance

- LCNB Corp., a bank holding company with $2.2 billion in assets as of June 30, 2026, conducts business through its wholly owned subsidiary LCNB National Bank.
- Founded in 1877, the bank operates 35 full-service branch locations across Southwest Ohio and Central Ohio.
- The Company holds the #9 deposit market share in the attractive Cincinnati MSA and has over 78,000 personal, business and wealth customers.
- Proven asset quality across multiple cycles, including the Great Financial Crisis and the global COVID-19 pandemic.
- Disciplined underwriting supports high-quality interest earning assets supplemented by strong noninterest income-generating business lines.

Financial Highlights

MRQ Ended June 30, 2026

$2.2B	*Total Assets*
8.64%	*TCE / TA*[1]
3.98%	*MRQ Net Interest Margin*
1.13%	*LTM Core ROAA*
14.39%	*LTM Core ROATCE*

Strong Growth Profile

Q2'21 compared to Q2'26

19.8%	*Total Assets*
29.2%	*Total Gross Loans*
15.3%	*Total Deposits*
32.8%	*Noninterest Income*
16.3%	*LTM Core Net Income*


Core Community Banking
Mortgage Banking
Business Banking
Treasury Services
Wealth Management
LCNB CORP.

1 Tangible Common Equity and Tangible Assets represent total common shareholders' equity and total assets, respectively, less goodwill and other intangible assets

Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

LCNB CORP.

Investment Highlights

LCNB's financial strength is anchored in the experience of its management team, its consistent profitability, conservative credit culture and strong capital position

Consistent Earnings Profile

- Long track record of **stable profitability** through multiple rate and credit cycles
- Balanced revenue mix with **meaningful non-interest income streams**
- Demonstrated ability to manage margin pressure with disciplined pricing and cost control

5-Year Median LTM Core ROATCE
14.06%

Conservative Credit Culture

- Historically **low net charge-offs** and non-performing asset levels relative to peers
- **Prudent underwriting standards** and diversified loan portfolio with **limited concentrations**
- **Strong allowance** reflecting disciplined risk management

5-Year Median NCOs / Average Loans
0.01%

Strong Capital Management

- **Well-capitalized** under regulatory definitions, providing resilience and flexibility
- **Robust capital formation** from strong profitability supplemented by the contemplated subordinated debt offering further enhances regulatory capital and organizational flexibility

Pro Forma Bank-Level TCE / TA1,2
9.59%

Proven Management Team

- **Experienced leadership** with track record of prudent growth and consistent execution
- Demonstrated ability to navigate rate cycles, regulatory changes and competitive pressures
- Focus on **long-term franchise value** rather than short-term goals

Average Years of Experience
> 30

Disciplined Balance Sheet Management

- Stable, **granular core deposit base** developed by long-standing customer relationships
- Limited reliance on wholesale funding
- **Strong liquidity buffers** and access to multiple funding channels

Core Deposits / Total Deposits
90.0%

Durable Franchise in Attractive Markets

- **Long operating history** and strong brand recognition across Southwest and Central Ohio
- **Relationship-driven model** supports customer loyalty and stable funding
- Markets characterized by **diversified economies** and steady population growth

Ohio Projected HHI Change ('26 – '31)
12.1%

1 Assumes $25.0 million of gross proceeds from sub debt are downstreamed to the Bank and the redemption of the existing $8.8 million in senior debt term loan
2 Tangible Common Equity and Tangible Assets represent total common shareholders' equity and total assets, respectively, less goodwill and other intangible assets
Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

2026 Second Quarter Financial Highlights

Record net interest income, net income and EPS, NIM expanded 52 bps YoY

$0.53	$7.5M	$19.8M	3.99%	1.34%
Diluted EPS	Net Income	Net Interest Income	Net Interest Margin	ROAA
+29% YoY	+27% YoY	+13% YoY	+52 bps YoY	+30 bps YoY

Net Interest Margin, Tax Equivalent (%)


3.47%
3.57%
3.69%
3.83%
3.99%
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

Net Interest Income ($ in millions)


$17.5
$18.1
$18.3
$18.8
$19.8
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

Wealth Management

- Record AUM of $1.7B, up 15.3% YoY
- Fiduciary income of $2.7M, up 18.5%
- Total assets managed of $4.25B
- Added wealth talent in Cincinnati market

Profitability & Efficiency

- ROAA of 1.34% vs. 1.04% in Q2'25
- ROATCE of 16.51% vs. 14.54%
- Efficiency ratio 62.25% vs. 68.18%
- Cost of interest-bearing funds 1.80% vs. 2.19%

Capital & Asset Quality

- TBV per share $12.90, up 10.4% YoY
- 2023 acquisition TBV dilution fully earned back
- TCE / TCA of 8.64% vs. 7.50%
- Net recoveries in Q2'26; NCOs 0.00% of avg. loans

Successfully Serving Our Communities for over 145 Years

LCNB has grown to become one of the largest community banks in Ohio

2024 and Beyond
Acquisitions Create Opportunities for a Successful Future

The acquisitions of Cincinnati Bancorp and Eagle Financial Bancorp have enhanced LCNB's scale, accelerated LCNB's expansion, and created more opportunities for LCNB to support its communities

2020 - 2023
Supporting Communities Throughout the Pandemic

LCNB remained focused on transforming its business to align with the financial needs of its customers, staying true to LCNB's community banking values, while strategically investing in the Company's team, systems, and products.

2013 -2019
Accelerated Growth Through Acquisitions

LCNB completed four successful acquisitions during this period. LCNB acquired banks that had similar cultures, and markets with strong core customer demographics.

2008 - 2012
Managing the Great Financial Crisis & Recovery

Safety and soundness have long been a hallmark of LCNB. This approach served LCNB well through the great financial crisis. LCNB remained profitable and charge-offs peaked at 0.44% of average loans in 2010.

1977 - 2007
Branch Expansion & Organic Growth

In 1977, LCNB had 50 employees and 3 offices. In 1984, LCNB exceeded $100 million in assets for the first time. By 2001, LCNB grew to 18 offices, 250 employees, and $480 million in assets.

1878 - 1976
Economic Growth in Warren County

Warren County grew from 27,000 residents to nearly 100,000 in this 100-year period. LCNB was a valued local financial institution that supported the local economy.

1877
Founding

Originally founded in 1877 as the Lebanon National Bank, LCNB National Bank has evolved significantly over 145 years of existence.

Compelling Community Banking Presence

Operating in robust and growing Ohio markets



Cincinnati Counties
Dayton Counties
Columbus Counties
Micropolitan Counties

Among Largest Banks in Ohio

According to the June 2025 FDIC Market Share Report, LCNB is the 24th largest bank in the state of Ohio

Fastest Growing Ohio Counties

LCNB's markets include 9 of the top 10 fastest growing counties in Ohio according to www.stacker.com

Market Highlights

Cincinnati Market	• Market includes 16 counties in OH, KY and IN • MSA is the 30th largest in the U.S. • Population: 2.2 million • Fastest growing air cargo hub in North America supported by Amazon's $1.5 billion Prime Air • Key industries include: Biohealth, Business and Professional Services, Advanced Manufacturing, and Technology
Dayton Market	• Market includes 10 Western OH Counties • MSA is the 73rd largest in the U.S. • Population: 1.8 million • Wright-Patterson Air Force Base is the state's largest single-site employer • Key industries include: Advanced Manufacturing, Aerospace and Defense, Agriculture, Bioscience, and Logistics
Columbus Market	• Market includes 11 Central OH counties • MSA is the 32nd largest in the U.S. • Population: 2.2 million • 17 Fortune 1,000 HQs, and 52 colleges and universities • $20+ billion investment from Intel for two new chip factories • Key industries include: Government, Education, Logistics, Business Services, Technology, and Manufacturing
Chillicothe and Ross Markets	• Conveniently located between Columbus, OH, Cincinnati, OH and Charleston, WV • 60% of the U.S. population is within a day's drive from Ross County • Honda Motor and LG Energy Solution investing $3.5 billion and creating 2,200 jobs for EV Battery Plant • Key industries include: Manufacturing, Food Processing, Pet, and Healthcare

Growing Southwest Ohio Market Presence

LCNB is now the 9th largest bank based on deposits in the Cincinnati MSA


Dayton
OHIO
Cincinnati
INDIANA
KENTUCKY
Cincinnati Market
LCNB Branch

Recent acquisitions support significant value creation opportunities

- Increased scale and added significant exposure within the greater Cincinnati Region
- Growth potential supported by LCNB's community banking approach and additional financial products and services
- LCNB Wealth Management services driving compelling cross sell opportunities
- After successfully integrating acquisitions in 2024, LCNB is focused on optimizing platform and growing its presence in the SW Ohio market

LCNB
CORP.

Strategic Transformation



Hi, Charles Fuller
$949.66
Checking Account

LCNB CORP.

Growth Oriented Strategic Plan

Strategic plan focused on producing strong and consistent performance

Balance Growth
Focusing on profitable growth without compromising credit standards

Diversify Revenues
Multiple sources of revenue support high levels of noninterest income

Focus on Profitability
Proactively control costs, pricing and asset quality

Return Capital to Shareholders
Longstanding dividend policy and share repurchase program

Successfully Integrate M&A Opportunities
Focused on opportunities that drive strong ROI

Continual and Strategic Transformation
Align offerings and services with customer needs

Diverse Financial Services

Personal and Business Banking Services, combined with Wealth Management, deliver high levels of noninterest income



Annual Noninterest Income (in millions)
$9.0
$9.1
$9.1
$10.1
$10.9
$10.5
$11.1
$12.3
$15.7
$16.2
$14.3
$15.4
$20.4
$21.8
$10.0
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD

2015 – 2025 Growth

Growing revenue streams have resulted in a 115% increase in noninterest income over the past 10 years.

Strong Fiduciary Income

In 2025, 43.8% of LCNB's noninterest income was derived from fiduciary income.

Improving Deposit Service Charges

Focused on improving deposit service charges by implementing a new Overdraft Program and pursuing additional fee income opportunities. These efforts have driven a 9.2% year-over-year increase for 2025 in deposit service charges and fees.

Note: YTD as of June 30, 2026

LCNB CORP.

Expanding Wealth Management Opportunities

LCNB is well positioned to grow its wealth management platform as many other community banks do not offer independent wealth management capabilities and many larger competitors fall short of LCNB's level of customer service

Wealth Management Assets
(in thousands)

2020-2025 **CAGR Growth: 11.1%**



$921,367
$1,558,010
$1,680,415
2020
2025
Q2'26

Fiduciary Income
(in thousands)

2020-2025 **CAGR Growth: 13.7%**



$5,009
$9,531
$9,950
2020
2025
Q2'26 LTM

Wealth Management Growth Drivers

1 **Comprehensive Product Portfolio**
LCNB's Wealth Management solutions includes Investments & Guided Wealth Portfolios, Annuities & Insurance, Tax & Financial Planning, Retirement, Estate & Tax Planning and Trust Administration

2 **Local Service and Presence**
All Trust and Investment officers are located within LCNB's markets, focused on being responsive to clients' needs and providing solutions without 800 numbers or out-of-market support

3 **Trust Expertise**
The wealth team is comprised of credentialed staff, including CFPs, CFAs and attorneys who share extensive experience and expertise

Dedicated to Providing Responsive, Local and Leading Service

Continual investments to drive productivity, while maintaining a superior level of service

Continual Product Investments
Provide modern banking solutions that fit customers' individual needs

Optimize Branch Network
Invest in modern, efficient, accessible and client focused offices

Provide Superior Service via Local Bankers
Provide communities with access to experienced bankers and ensure quick and local support

The Value of a Local and Responsive Bank
"Our business is like an airline. It's expensive whether we're busy or not, and it's particularly expensive to expand. The banking relationship is important for us. We need a flexible, responsible partner, and LCNB has proven to be exactly that." (full testimonial)
Sam Strotman, E-BEAM's President & COO



Successful Strategic Transformation

From 2015 to 2025, Total Assets Managed increased at an 8.5% CAGR



$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
6/30/2026
Brokerage Accounts
Cash Management
Mortgage Loans Serviced
Wealth
LCNB Corp. Assets

(in thousands)

LCNB CORP.

Financial and Operating Highlights



Measured Growth in Balance Sheet and Earnings

Consolidated Balance Sheet Growth



84.1
87.3
94.5
91.7
92.7
93.4
1.37
1.63
1.40
1.60
1.72
1.82
1.73
1.88
1.71
1.84
1.70
1.82
2021
2022
2023
2024
2025
Q2'26
Gross Loans ($B)
Deposits ($B)
Loans / Deposits (%)



1,903.6
177.9
1,919.4
140.5
2,291.6
150.4
2,307.4
154.7
2,240.8
176.7
2,223.7
183.8
2021
2022
2023
2024
2025
Q2'26
Total Assets ($MM)
Tangible Common Equity ($MM)

Core Net Income ($000s)



21,447
23,108
16,347
16,688
24,266
25,393
2021
2022
2023
2024
2025
Q2'26 LTM

Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

Financial Performance Trends

Profitability Dynamics and Operating Performance

Net Interest Margin (%)


3.45
3.55
3.14
2.91
3.50
3.77
2021
2022
2023
2024
2025
Q2'26 LTM

Core ROAA (%)


1.16
1.21
0.82
0.71
1.07
1.13
2021
2022
2023
2024
2025
Q2'26 LTM

Efficiency Ratio (%)


64.3
63.4
69.1
72.8
65.6
63.2
2021
2022
2023
2024
2025
Q2'26 LTM

Core ROATCE (%)


11.94
15.63
11.30
11.04
14.60
14.39
2021
2022
2023
2024
2025
Q2'26 LTM

Noninterest Income / Operating Revenue (%)


21.7
19.3
21.4
25.1
23.6
22.1
2021
2022
2023
2024
2025
Q2'26 LTM

Core EPS After Extra ($)


1.70
2.02
1.43
1.20
1.71
1.79
2021
2022
2023
2024
2025
Q2'26 LTM

Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

Financial Performance Trends

Capital Strength and Tangible Book Value Progression



TCE / TA (%)[1]
7.56
6.82
7.00
8.24
8.64
2022
2023
2024
2025
Q2'26



TBVPS ($)[2]
LCNB successfully completed the acquisitions of Cincinnati Bancorp and Eagle Financial Bancorp in 2023 and 2024, respectively.
12.48
11.42
10.96
12.45
12.90
2022
2023
2024
2025
Q2'26

1 *Tangible Common Equity and Tangible Assets represent total common shareholders' equity and total assets, respectively, less goodwill and other intangible assets*
2 *TBVPS represent total common shareholders' equity less goodwill and other intangible assets on a per share basis*

Loan Portfolio Summary

LCNB maintains a conservatively underwritten, real-estate-focused loan portfolio, leveraging its long standing CRE expertise to support disciplined, relationship-driven credit growth

Strong Loan Growth and Disciplined Lending Strategy

- Products include commercial and industrial loans, commercial and residential real estate loans, agricultural loans, construction loans, various types of consumer loans and SBA loans.
- The Company has a track record of managing a high-quality CRE portfolio; CRE loans are generally originated with a 75% to 85% maximum loan-to-appraised value ratio, depending upon borrower occupancy, with the total portfolio carrying a sub 65% loan-to-value.
- Since June 30, 2021, total loans have increased 29.2% or $385 million to $1.7 billion as of June 30, 2026.

Loan Composition as of June 30, 2026


Residential Real Estate 28.3%
Consumer 0.9%
Agricultural 0.9%
Commercial and Industrial 5.7%
Commercial Real Estate 64.1%
Total Loans: $1.7 Billion

MRQ Yield on Loans 5.72%

Gross Loans ($B)


1.37
1.40
1.72
1.73
1.71
1.70
2021
2022
2023
2024
2025
MRQ

Note: MRQ as of June 30, 2026

Strong Asset and Credit Quality

	As of December 31,					As of Quarter End,			
In $000s unless otherwise stated	2021	2022	2023	2024	2025	Q3'25	Q4'25	Q1'26	Q2'26
Loans Past Due									
30-89 Days Past Due	1,303	200	4,586	3,191	4,515	421	4,515	8,101	539
90+ Days Past Due	56	39	72	89	531	163	531	136	98
Total Past Due	**1,359**	**239**	**4,658**	**3,280**	**5,046**	**584**	**5,046**	**8,237**	**637**
Non-Performing Assets									
Nonaccrual Loans	1,481	391	104	4,532	1,793	1,796	1,793	3,147	5,751
Restructured Loans	2,622	1,377	1,351	3,389	5,022	5,265	5,022	1,076	1,018
Total Non-Performing Loans	4,103	1,768	1,455	7,921	6,815	7,061	6,815	4,223	6,769
Plus: OREO	0	0	0	0	333	465	333	0	0
Total Non-Performing Assets	**4,103**	**1,768**	**1,455**	**7,921**	**7,148**	**7,526**	**7,148**	**4,223**	**6,769**
Credit Quality Ratios (%)									
NPLs/Loans	0.30	0.13	0.08	0.46	0.40	0.42	0.40	0.25	0.40
NPAs/Assets	**0.22**	**0.09**	**0.06**	**0.34**	**0.32**	**0.34**	**0.32**	**0.19**	**0.30**
NPAs + 90 PD/Assets	0.22	0.09	0.07	0.35	0.34	0.34	0.34	0.20	0.31
NPAs Ex TDRs/Assets	0.08	0.02	0.00	0.20	0.10	0.10	0.10	0.14	0.26
Loan Loss Reserves/NPLs	134.19	319.34	723.37	151.51	201.09	172.36	201.09	316.65	201.00
Loan Loss Reserves/Loans	0.40	0.40	0.61	0.69	0.80	0.72	0.80	0.79	0.80
NCOs (Recoveries)/Average Loans	**0.00**	**0.01**	**0.01**	**0.04**	**0.02**	**0.04**	**0.00**	**0.64**	**(0.00)**

Asset Quality Trends



0.00
0.01
0.01
0.04
0.02
0.04
0.00
0.64
(0.00)
0.22
0.09
0.06
0.34
0.32
0.34
0.32
0.19
0.30
2021
2022
2023
2024
2025
Q3'25
Q4'25
Q1'26
Q2'26
NPAs/Assets (%)
NCOs (Recoveries)/Average Loans (%)

Credit Quality Update

- The Bank had $5.7 million in nonaccrual loans as of June 30, 2026, with specific credit loss reserves of $1.7 million assigned.
- Most of LCNB's past due loans are concentrated between commercial and industrial loans, 1-4 family residential loans and a small balance of consumer loans. The Company is comfortable with its current level of delinquencies and continues to monitor and work with each borrower who is past due or non-performing.

Note: Bank regulatory reporting as of June 30, 2026; MRQ is consolidated

Adequately Reserved Loan Portfolio

	As of December 31,					As of Quarter End,			
In $000s unless otherwise stated	2021	2022	2023	2024	2025	Q3'25	Q4'25	Q1'26	Q2'26
Loan Loss Reserve									
Loan Loss Reserves—Beginning of Period	5,728	5,505	5,645	10,524	12,000	12,108	12,170	13,704	13,372
Less: Charge-offs	(255)	(266)	(268)	(903)	(408)	(193)	(67)	(2,766)	(36)
Add: Recoveries	301	156	83	161	134	24	81	36	37
Add: Provision Expense	(269)	250	2,375	2,029	1,977	231	1,520	2,398	233
Add: CECL Adjustment	0	0	2,689	189	0	0	0	0	0
Loan Loss Reserves—End of Period	**5,505**	**5,645**	**10,524**	**12,000**	**13,703**	**12,170**	**13,704**	**13,372**	**13,606**

Changes in Loan Loss Reserve



0.40
0.40
0.61
0.69
0.80
0.72
0.80
0.79
0.80
5,505
5,645
10,524
12,000
13,703
12,170
13,704
13,372
13,606
2021
2022
2023
2024
2025
Q3'25
Q4'25
Q1'26
Q2'26
Loan Loss Reserve ($000s)
Loan Loss Reserves/Loans (%)

Note: Bank regulatory reporting as of June 30, 2026; MRQ is consolidated

Loan Loss Reserve Overview

- LCNB cautiously monitors its loan portfolio and records provision expense accordingly to maintain an adequate level of loan loss reserves and strong asset quality.
- The Bank recorded increased provision expense in the quarter ended March 31, 2026 to address strong loan growth, as well as specific deterioration in three participation loans to unrelated borrowers within the logistics sector in the Bank's commercial and industrial portfolio.
- Included in the balance of non-performing loans as of June 30, 2026, are $5.8 million of individually evaluated loans with specific credit loss reserves of $1.7 million assigned.
- Management believes the majority of its borrowers are financially sound and its current level of reserves is sufficient and is more than adequate to address any potential losses and uncertainty surrounding the loan portfolio.

Deposit Portfolio Summary

LCNB benefits from a sticky, low-cost funding base secured by > 90% core deposit mix, providing stable liquidity and an above-peer net interest margin

Strong Deposit Growth

- Since June 30, 2021, total deposits have increased 15.3% or $242 million to $1.8 billion as of June 30, 2026.
- Total deposit costs continue to fall from almost 2.0% in the third quarter of 2024 to 1.1% in the second quarter of 2026, resulting in improved funding efficiency and a significantly improved net interest margin.
- LCNB's deposit mix includes just 8.9% of time deposits with balances over $100,000 and just 3.9% with balances over $250,000 as of June 30, 2026. The Company expects time deposit repricing of approximately $250.9 million by June 30, 2027, creating further opportunities to reprice.

Deposit Composition as of June 30, 2026



IRA & Time Certificates 19.4%
Demand 26.3%
Total Deposits: $1.8 Billion
Interest Bearing + MMDA 34.8%
Savings 19.4%
MRQ Cost of Deposits 1.14%

Total Deposits ($B)



1.63
1.60
1.82
1.88
1.84
1.82
2021
2022
2023
2024
2025
MRQ

Note: MRQ as of June 30, 2026

Balance Sheet Management and Securities Portfolio

Bank Level Yield / Cost Detail



Peer Median[1]
5.62
5.39
5.55
5.66
5.52
5.48
5.95
3.21
3.18
3.44
3.59
3.72
3.78
3.55
1.90
1.92
1.93
1.98
2.07
2.11
3.45
1.76
1.59
1.48
1.45
1.21
1.14
1.76
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q1'26
Loan Yield (%)
Net Interest Margin (%)
Securities Yield (%)
Cost of Deposits (%)

Investment Portfolio



Composition
Municipals – HTM 6.5%
RMBS – AFS 21.4%
CMBS – AFS 2.2%
Other U.S. Debt Securities 5.7%
Municipals – AFS 13.9%
Agencies – AFS 29.5%
Treasuries – AFS 20.6%
Maturity
3 - 5 Years 8.5%
5 - 15 Years 23.4%
Over 15 Years 5.6%
Other <3 Years 2.8%
Other >3 Years 2.3%
Under 3 Months 6.3%
1 - 3 Years 41.4%
3 - 12 Months 9.7%
17.5%
16.2%
12.9%
11.9%
11.2%
11.0%
2021
2022
2023
2024
2025
Q1'26
Securities / Assets (%)

Total Securities: $246.4 Million

Interest Margin and Yield Expansion

- LCNB has continued to produce a net interest margin exceeding that of its peers due to its exceptionally low-cost deposit base.
- Due to the recent decrease in interest rates, the Bank has seen its loan yields drop modestly, although lower funding costs have offset it. The Bank also expects to see its margin increase over time as the majority of its securities portfolio is in short-duration investments.

Source: Bank-level regulatory data as of March 31, 2026

1 Peer median includes nationwide exchange-traded banks with assets $2 billion - $3 billion, excluding mutuals and merger targets

Interest Rate Risk Management

Interest Rate Sensitivity

- LCNB has $236.7 million in its investment securities portfolio as of June 30, 2026, which represented 10.6% of total assets.
- In addition to the securities portfolio above, LCNB also had $28.3 million, or 1.3% of total assets as of June 30, 2026, held in cash or deposits at other financial institutions.



30.00%
20.00%
10.00%
0.00%
(10.00%)
(20.00%)
(30.00%)
0.28%
-2.99%
24.45%
0.12%
-2.11%
21.20%
0.58%
-0.52%
9.68%
2.43%
4.27%
-5.81%
3.14%
6.69%
-13.29%
3.84%
9.10%
-20.61%
Down 300 Bps
Down 200 bps
Down 100 bps
Up 100 bps
Up 200 bps
Up 300 bps
Change in Net Interest Income - 12 Month (%)
Change in Net Interest Income - 24-Month (%)
Economic Value of Equity at Risk (%)

Note: Static rate shock scenario as of June 30, 2026

Recent Tangible Book Value Drivers

2018 Columbus First Acquisition



$11.64
$11.14
$14.33
12/31/17
6/30/18
12/31/21

- One-time acquisition costs and 3,253,060 shares associated with the acquisition reduced tangible book value per share by $0.50, or by 4.3%
- LCNB ended 2018 with a tangible book value per share of $11.67
- From June 30, 2018 to December 31, 2021, LCNB's tangible book value expanded by $3.19 per share, representing an 8.8% CAGR

2019 – 2022 Stock Repurchases



$14.33
$12.48
$12.72
12/31/21
12/31/22
9/30/23

- From January 1, 2019 to December 31, 2022 LCNB repurchased 2,236,443 shares of its common stock at an average price of $18.19 per share
- Repurchase activity reduced LCNB's share count by 16.8% prior to the repurchase
- Average price of share repurchases is much lower than $18.19 when factoring in dividend savings associated with the repurchases

2023 – 2024 Acquisitions



$12.72
$11.42
$10.08
$10.96
$12.45
$12.90
9/30/23
12/31/23
6/30/24
12/31/24
12/31/25
6/30/26

- The April 2024 Eagle Financial Bancorp, Inc. ("Eagle") acquisition has already experienced a positive tangible book value earn back, which is a year earlier than expected.
- The November 2023 Cincinnati Federal acquisition achieved positive tangible book value earn back in 2Q26.

Capitalization and Sources of Liquidity

Funding and Sources of Liquidity

- $28.3 million in cash or deposits at other institutions.
- $231.6 million in its investment securities portfolio with minimal unrealized losses.
- $3.9 million in unused borrowing capacity at the Federal Reserve Bank of Cleveland.
- $38.0 million in untapped off-balance sheet ICS deposits immediately available.
- $95.0 million in FHLB borrowings outstanding with available unused borrowing capacity of $159.1 million.
- The Company also has unsecured lines of credit with other correspondent banks totaling $115.0 million, of which $8.8 million was outstanding.
- Commitments to extend credit totaled $407.9 million; commitments may expire without being drawn upon, and do not necessarily represent future cash requirements.

Capital Deployment

- The Company currently pays a quarterly cash dividend of $0.22 per share.
- The Company has a share repurchase plan in place with 310,922 shares still available for repurchase.

Note: Data as of June 30, 2026

Total Assets ($000s)



2,223,715
242,138
1,685,963
3,508
15,799
27,115
215,769
5,118
28,305
Other Assets
Loans Held for Investment, net
Loans, Held For Sale
FRB and FHLB Stock
Investments, Held to Maturity
Investments, Available For Sale
Equity Investments
Cash and Cash Equivalents

Total Liabilities and Equity ($000s)



2,223,715
280,617
20,076
95,000
8,836
353,787
353,324
633,507
478,568
Total Equity
Other Liabilities
FHLB Advances
Term Loan
Time
Savings
Interest-Bearing Demand
Noninterest-Bearing Demand

LCNB CORP.

Corporate Governance



Longstanding and Growing Dividend

Strong balance sheet and compelling financial model supports growing dividend policy



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026*

*2026 Dividend Annualized

DIVIDEND HIGHLIGHTS

For the second quarter ended June 30, 2026, LCNB paid a $0.22 per share dividend

As of July 31, 2026, LCNB's dividend yield was 4.4%

From 2020 to 2025, LCNB's annual dividend has increased at a 3.8% CAGR

From 1998 to 2025, LCNB delivered a total shareholder return of 386%, outperforming the Nasdaq Bank Index, which returned 291% over the same period[1]

[1]According to Bloomberg

Board of Directors

Accomplished and well-versed Board of Directors

	Name & Principal Occupation	Age	Director Since	Independent	Significant Shareholder	Experience		
						Banking Sector	Corporate Finance	Wealth Management
	Mary E. Bradford Former IT Executive, GE Aviation	70	2018	✓			✓	
	Spencer S. Cropper, Chairman CPA for Stolle Properties, Inc	53	2006	✓	✓		✓	
	Steve P. Foster Former President and CEO of LCNB	74	2005	✓	✓	✓	✓	✓
	William G. Huddle Former Banker	70	2018	✓	✓	✓	✓	✓
	Craig M. Johnson Certified Public Accountant	70	2019	✓		✓	✓	✓
	Michael J. Johrendt Attorney at Johrendt & Holford	73	2018	✓	✓	✓	✓	✓
	William H. Kaufman Attorney at Kaufman & Florence	82	1982		✓	✓		
	Anne E. Krehbiel Attorney at Krehbiel Law Office	71	2010	✓		✓		
	Takeitha W. Lawson CFO of Cincinnati Hamilton County Community Action Agency	46	2021	✓			✓	
	Eric J. Meilstrup CEO of LCNB	58	2018			✓	✓	✓
	Stephen P. Wilson Former CEO of LCNB	75	1982	✓	✓	✓	✓	✓

LCNB CORP.

Management Team

Seasoned management team of experienced bankers

Eric J. Meilstrup
Chief Executive Officer



Mr. Meilstrup has served in a variety of executive, operational, customer service and human resources roles throughout his 35+ year tenure at LCNB.

Andrew M. Wallace
EVP, Chief Financial Officer



Mr. Wallace joined LCNB in June 2022 as SVP of Accounting and Finance. Previously, he held various accounting roles at BKD LLP (now Forvis Mazars LLP).

Michael R. Miller
EVP & Chief Wealth Officer



Mr. Miller joined LCNB in 2017 and has 40+ years of legal, trust and wealth management experience.

Patricia L. Walter
EVP & Chief Risk Officer



Ms. Walter joined LCNB in 2024 with the acquisition of EAGLE.bank and has 20+ years of banking experience. She was formerly the president of EAGLE.bank.

Susan J. Kelley
SVP, Chief Accounting Officer



Ms. Kelley joined LCNB in August 2024 as VP of Finance and Accounting. Previously, she spent 19 years at Forvis Mazars LLP and its predecessor firms.

Laura K. Tiller
SVP, HR & Talent Development



Ms. Tiller joined LCNB in 2019, bringing 30+ years' experience in human resources and operations leadership in the food retail industry.

Brian N. Bausmith
SVP, IT & Data Security



Mr. Bausmith has led the IT group at LCNB since 2008. He has held several positions at the bank during his 35+ year career.

Robert C. Haines II
President



Mr. Haines was LCNB's Chief Financial Officer from January 2008 to October 2025. He held several prior roles at LCNB including SVP and head of LCNB's IT department

Lawrence P. Mulligan Jr.
EVP & Chief Operating Officer



Mr. Mulligan joined LCNB in 2018 and has 30+ years of banking, finance and community experience.

Bradley A. Ruppert
EVP, Chief Investment Officer



Mr. Ruppert joined LCNB in 2008 and has 25+ years of investment, finance and community experience.

Jeffrey D. Meeker
EVP, Chief Lending Officer



Mr. Meeker joined LCNB in 2013 with the acquisition of Citizens National Bank and has 35+ years of banking experience.

Annie S. Joseph
SVP, Branch Administrator



Ms. Joseph joined LCNB in 2006 and has 20+ years in the banking industry.

Jacqueline A. Manley
SVP, Wealth & Taxes



Ms. Manley joined LCNB in 2013 and has extensive experience in tax and wealth management.

Ann M. Smith
SVP, Deposit Operations



Ms. Smith has held a variety of leadership positions with LCNB during her 35+ year career.

Summary

*LCNB is focused on moving **Further Together** to create value for all the Company's stakeholders*

- *Growth-oriented community bank dedicated to creating significant long-term shareholder value*
- *Business model focused on providing diverse financial services and an above-average level of fee income*
- *History of strong financial performance*
- *Strong, competitive position within large, compelling, and distinct Ohio markets offering significant market share growth potential*
- *Experienced and motivated management team*
- *Ongoing commitment to maintaining strong governance*
- *Management team and Board of Directors are aligned on strategic growth priorities aimed at delivering strong financial results as an independent community bank for many years to come*
- *Proven acquisition strategy*

Balancing Customer Needs with Prudent Risk Management

"When you get a commitment from bankers and they don't ask any questions, that's a red flag. You don't want to partner with a bank that doesn't understand the risk. LCNB goes the extra mile to do their due diligence." (full testimonial)

Jon Blackham, PLK Communities' CFO



LCNB CORP.

Appendix


LEBANON CITIZENS
NATIONAL BANK
BUILDING ENTRANCE
BURGLAR ALARM

Financial Highlights

	LCNB Corp.	Calendar Year Ended					LTM	Quarter Ended			
	LCNB	2021	2022	2023	2024	2025	6/26	9/25	12/25	3/26	6/26
Balance Sheet ($000)	Total Assets	1,903,629	1,919,398	2,291,592	2,307,394	2,240,769	2,223,715	2,244,365	2,240,769	2,237,836	2,223,715
	Gross Loans	1,369,445	1,401,278	1,723,471	1,727,368	1,707,249	1,703,077	1,683,046	1,707,249	1,701,112	1,703,077
	Reserves	5,506	5,646	10,525	12,001	13,704	13,606	12,170	13,704	13,372	13,606
	Deposits	1,628,819	1,604,970	1,824,389	1,878,292	1,840,355	1,819,186	1,849,082	1,840,355	1,838,793	1,819,186
	Common Equity	238,604	200,675	235,303	253,036	273,929	280,617	269,870	273,929	275,816	280,617
	Tangible Common Equity	177,949	140,498	150,406	154,721	176,688	183,829	172,399	176,688	178,801	183,829
Capital Ratios (%)	Loans / Deposits	84.08	87.31	94.47	91.67	92.67	93.42	90.80	92.67	92.33	93.42
	Total Equity / Assets	12.53	10.46	10.27	10.97	12.22	12.62	12.02	12.22	12.33	12.62
	Tangible Equity / Tangible Assets	9.66	7.56	6.82	7.00	8.24	8.64	8.03	8.24	8.35	8.64
	Common Equity / Assets	12.53	10.46	10.27	10.97	12.22	12.62	12.02	12.22	12.33	12.62
	Tangible Common Equity / Tangible Assets	9.66	7.56	6.82	7.00	8.24	8.64	8.03	8.24	8.35	8.64
	Tier 1 Capital Ratio (Bank-Level)	12.25	11.94	10.17	9.94	11.02	11.55	10.94	11.02	11.28	11.55
	Total Risk-Based Capital Ratio (Bank-Level)	12.64	12.31	10.75	10.60	11.81	12.34	11.65	11.81	12.04	12.34
	Leverage Ratio (Bank-Level)	9.58	9.72	8.05	7.94	8.94	9.24	8.53	8.94	8.95	9.24
Profitability (%)	Net Income ($000)	20,974	22,128	12,628	13,492	23,120	24,530	6,936	5,656	4,444	7,494
	Core ROAA	1.16	1.21	0.82	0.71	1.07	1.13	1.25	1.08	0.82	1.37
	Core ROAE	8.91	11.10	7.87	6.80	9.19	9.28	10.71	8.77	6.66	11.00
	Core ROATCE	11.94	15.63	11.30	11.04	14.60	14.39	16.89	13.63	10.27	16.86
	Net Interest Margin	3.45	3.55	3.14	2.91	3.50	3.77	3.60	3.72	3.78	3.98
	Noninterest Inc/ Operating Rev (%)	21.65	19.28	21.41	25.05	23.64	22.13	23.94	23.45	19.86	21.29
	Efficiency Ratio	64.25	63.37	69.08	72.77	65.59	63.18	62.40	62.65	66.46	61.34
Asset Quality (%)	NPAs / Assets (Bank-Level)	0.22	0.09	0.06	0.34	0.32	0.30	0.34	0.32	0.19	0.30
	NPAs-Ex-TDRs / Assets (Bank-Level)	0.08	0.02	0.00	0.20	0.10	0.26	0.10	0.10	0.14	0.26
	NPLs / Loans (Bank-Level)	0.30	0.13	0.08	0.46	0.40	0.40	0.42	0.40	0.25	0.40
	NCOs / Average Loans (Bank-Level)	0.00	0.01	0.01	0.04	0.02	0.17	0.04	0.00	0.64	(0.00)
	Reserves / Gross Loans (Bank-Level)	0.40	0.40	0.61	0.69	0.80	0.80	0.72	0.80	0.79	0.80
	Reserves / NPLs (Bank-Level)	134.19	319.34	723.37	151.51	201.09	201.00	172.36	201.09	316.65	201.00
Per Share Data ($)	Common Shares Outstanding	12,414,956	11,259,080	13,173,569	14,118,040	14,193,577	14,254,091	14,186,204	14,193,577	14,245,849	14,254,091
	Book Value Per Share	19.22	17.82	17.86	17.92	19.30	19.69	19.02	19.30	19.36	19.69
	Tangible Book Value Per Share	14.33	12.48	11.42	10.96	12.45	12.90	12.15	12.45	12.55	12.90
	EPS Aafter Extra	1.66	1.93	1.10	0.97	1.63	1.73	0.49	0.40	0.31	0.53
	Dividends Paid	0.77	0.81	0.85	0.88	0.88	0.88	0.22	0.22	0.22	0.22
	Dividend Payout Ratio	46.39	41.97	77.27	90.72	53.99	50.87	44.90	55.00	70.97	41.51

Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

Historical Income Statement

In $000s unless otherwise stated	For the Year Ended December 31,					LTM
	2021	2022	2023	2024	2025	6/30/2026
Interest Income	$61,177	$65,753	$79,599	$105,015	$102,747	$103,254
Interest Expense	4,053	4,711	23,250	44,220	32,525	28,234
Net Interest Income	57,124	61,042	56,349	60,795	70,222	75,020
Provision for Credit Losses	(269)	250	2,077	1,962	1,936	4,336
Noninterest Income	15,788	14,580	15,355	20,321	21,745	21,321
Realized Gain / (Loss) on Securities	444	(292)	56	(223)	30	30
Nonrecurring Revenue	0	0	0	306	0	0
Noninterest Expense	48,040	47,663	50,192	60,289	61,504	61,896
Nonrecurring Expense	0	471	4,231	2,987	405	192
Net Income before Taxes	25,585	26,946	15,260	15,961	28,152	29,947
Provision for Taxes	4,611	4,818	2,632	2,469	5,032	5,417
Net Income	**20,974**	**22,128**	**12,628**	**13,492**	**23,120**	**24,530**
Effective Tax Rate (%)	*18.0*	*17.9*	*17.2*	*15.5*	*17.9*	*18.1*
Core Income	**$21,447**	**$23,108**	**$16,347**	**$16,688**	**$24,266**	**$25,393**

Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items

LCNB CORP.

Historical Balance Sheet

	For the Year Ended December 31,					MRQ
In $000s unless otherwise stated	2021	2022	2023	2024	2025	6/30/2026
Cash and Cash Equivalents	18,136	22,701	39,723	35,994	24,324	28,305
Available for Sale Securities	308,177	289,850	276,601	258,327	232,271	215,769
Held to Maturity Securities	22,972	19,878	16,858	16,324	16,080	15,799
FHLB Stock	14,500	13,439	25,264	32,144	32,214	32,233
Securities	345,649	323,167	318,723	306,795	280,565	263,801
Gross Loans Held for Investment	1,369,445	1,401,278	1,723,471	1,721,812	1,705,531	1,699,569
Loans Held for Sale	0	0	0	5,556	1,718	3,508
Loan Loss Reserve	5,506	5,646	10,525	12,001	13,704	13,606
Total Net Loans	1,363,939	1,395,632	1,712,946	1,715,367	1,693,545	1,689,471
Fixed Assets	41,742	39,567	42,302	46,834	45,671	46,020
Goodwill	59,221	59,221	79,509	90,310	90,310	90,310
Intangible Assets other than Goodwill	1,434	956	5,388	8,005	6,931	6,478
Total Intangible Assets	60,655	60,177	84,897	98,315	97,241	96,788
Total Other Assets	73,508	78,154	93,001	104,089	99,423	99,330
Total Assets	**1,903,629**	**1,919,398**	**2,291,592**	**2,307,394**	**2,240,769**	**2,223,715**
Total Deposits	1,628,819	1,604,970	1,824,389	1,878,292	1,840,355	1,819,186
Total Debt	16,473	97,174	216,779	161,268	111,305	110,477
Total Other Liabilities	19,733	16,579	15,121	14,798	15,180	13,435
Total Liabilities	**1,665,025**	**1,718,723**	**2,056,289**	**2,054,358**	**1,966,840**	**1,943,098**
Preferred Equity	0	0	0	0	0	0
Common Equity	238,604	200,675	235,303	253,036	273,929	280,617
Total Equity	**238,604**	**200,675**	**235,303**	**253,036**	**273,929**	**280,617**
Total Liabilities and Equity	**1,903,629**	**1,919,398**	**2,291,592**	**2,307,394**	**2,240,769**	**2,223,715**

lcnbcorp.com

NASDAQ: LCNB

LCNB National Bank | 2 N. Broadway, Lebanon, OH 45036
lcnb.com | shareholderrelations@lcnb.com

#furthertogether